Filed Pursuant to Rule 497(e)

File Nos. 033-00499; 811-04417

Shelton Funds

Shelton Sustainable Equity Fund

(the “Fund”)

Supplement dated August 23, 2024, to the

Prospectus dated January 1, 2024, as amended January 30, 2024

The Average Annual Return table on page 26 of the Prospectus is replaced in its entirety by the following, which reflects the correct primary benchmark for the Fund:

Average Annual Return (for the period ended 12/31/22)

Shelton Sustainable Equity Fund	1 year	5 years	Inception
Investor Shares: NEXTX
Return Before Taxes	-26.80%	13.37%	13.37%
Return After Taxes on Distributions	-26.89%	12.99%	13.10%
Return After Taxes on Distributions and Sale of Fund Shares	-16.88%	11.17%	11.58%
Institutional Shares: NEXIX[1]
Return Before Taxes[1]	n/a	n/a	n/a
MCSI ACWI IMI (Investable Market Index)	-18.40%	4.96%	7.38%

[1]	The Institutional Class’ inception date is October 10, 2022. Performance information for the Institutional Class will be provided once the Class has completed a full calendar year.

It is not possible for individuals to invest directly into an index. Performance figures for an index do not reflect deductions for sales charges, commissions, expenses or taxes.

Please retain this supplement with your Prospectus